UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2006

                            BRANDED MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

Nevada                                   000-03574                20-2053360
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
Incorporation or Organization)          File Number)         Identification No.)

425 Madison Avenue, New York, NY                             10017
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                     (Zip Code)

         Registrant's phone number, including area code: (212) 230-1941
                                                         --------------

                                 Not Applicable
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL SATEMENTS

Item 4.01. Change in Registrant's Certifying Accountant.

      (a) Effective November 10, 2006, Branded Media Corporation ("BMC") and BMC's subsidiary Executive Media Network, Inc. ("EMN") dismissed Friedman LLP ("Friedman") as their independent registered public accounting firm. This dismissal was reported in a Current Report on Form 8-K filed on November 17, 2006 (the "Original 8-K") with the Securities and Exchange Commission ("SEC"). BMC and EMN requested that Friedman furnish them with a letter addressed to the SEC stating whether Friedman agrees with the statements made by BMC and EMN in the Original 8-K. Friedman has furnished such letter dated November 22, 2006. BMC hereby amends the Original 8-K to file Friedman's November 22, 2006 letter as an exhibit to this 8-K/A amendment.

      (b) Moore Stephens, P.C. has been engaged by BMC to serve as BMC's independent registered public accounting firm, effective November 21, 2006. Moore Stephens, P.C. was not consulted by BMC (or anyone on BMC's behalf) concerning the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the BMC financial statements, nor was a written report provided to BMC nor oral advice given by the new accountant that was an important factor which BMC considered in reaching a decision as to any accounting, auditing or financial reporting issue.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

Exhibit     Description                                           Location
-------     ------------------------------------------------      --------------
16.1        Letter dated November 22, 2006 from Friedman LLP      Filed herewith
            to the Office of the Chief Accountant, U.S.
            Securities & Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2006

                                    BRANDED MEDIA CORPORATION
                                    (Registrant)


                                    By: /s/ Gary D Kucher
                                        ----------------------------------------
                                        Gary D. Kucher
                                        Chief Executive Officer